U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2004

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-13906	47-0587703
(State Or Other Jurisdiction Of	(Commission	(IRS Employer
Incorporation or Organization)	File No.)	Identification Number)

4350 McKinley Street

Omaha, Nebraska 68112

(Address of Principal Executive Offices) (Zip Code)

(402) 453-4444

(Registrant’s Telephone Number Including Area Code)

Form 8-K

Item 7.                                                           Financial Statements and Exhibits

(c)           Exhibits.

99.1  Press Release dated August 3, 2004 disclosing the Company’s financial results for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1 and incorporated herein by this reference is a press release of Ballantyne of Omaha, Inc. dated August 3, 2004 describing the Company’s financial results for the quarter ended June 30, 2004.

The foregoing information, including exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: August 4, 2004	By:	/s/ Brad French
Brad French
Secretary/Treasurer and
Chief Financial Officer

Exhibit Index

Description

Exhibit No. 99.1	Ballantyne of Omaha, Inc. Press Release dated August 3, 2004.